1933 Act Rule 497(e)
                                                     1933 Act File No. 33-30975
                                                     1940 Act File No. 811-5875

                        THE CROWLEY PORTFOLIO GROUP, INC.

                     THE CROWLEY GROWTH AND INCOME PORTFOLIO
                          THE CROWLEY INCOME PORTFOLIO
                  THE CROWLEY DIVERSIFIED MANAGEMENT PORTFOLIO

      SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30, 1998

The  following  "Rating  Appendix"  is  added  to the  Statement  of  Additional
Information:


                                RATINGS APPENDIX

General Rating Information

Bonds

Excerpts from Moody's description of its bond ratings: Aaa - judged to be the best quality. They carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possesses favorable attributes and are considered "upper medium" grade obligations; Baa - considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B - generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa - are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C - the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA - highest grade obligations. They possess the ultimate degree of protection as to principal and interest. AA - also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree. A - strong ability to pay interest and repay principal although more susceptible to changes in circumstances. BBB - regarded as having an adequate capacity to pay interest and repay principal. BB, B, CCC, CC - regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C - reserved for income bonds on which no interest is being paid. D - in default, and payment of interest and/or repayment of principal is in arrears.

                    THE EFFECTIVE DATE OF THIS SUPPLEMENT IS MAY 1, 1998